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                                                         Exhibit No. EX-99.d.3.c

                                           FORM OF AMENDMENT NO. 3 TO SCHEDULE A

                                   SCHEDULE A

    UBS RELATIONSHIP FUNDS

1.  UBS Global Securities Relationship Fund
2.  UBS Global Aggregate Bond Relationship Fund
3.  UBS Large-Cap Select Equity Relationship Fund
4.  UBS U.S. Intermediate Cap Relationship Fund
5.  UBS U.S. Large-Cap Value Equity Relationship Fund
6.  UBS Small-Cap Equity Relationship Fund
7.  UBS Emerging Markets Equity Relationship Fund
8.  UBS U.S. Core Plus Relationship Fund
9.  UBS U.S. Bond Relationship Fund
10. UBS Short Duration Relationship Fund
11. UBS Enhanced Yield Relationship Fund
12. UBS U.S. Treasury Inflation Protected Securities Relationship Fund
13. UBS Short-Term Relationship Fund
14. UBS Emerging Markets Debt Relationship Fund
15. UBS Opportunistic Emerging Markets Debt Relationship Fund
16. UBS Opportunistic High Yield Relationship Fund
17. UBS Corporate Bond Relationship Fund
18. UBS All Country World Ex US Equity Relationship Fund

     This Amendment No. 3 to Schedule A of the Investment Advisory Agreement by and between UBS Relationship Funds and UBS Global Asset Management (Americas) Inc. dated July 1, 2002 has been agreed to as of this ___ day of ___________, 2004 by the undersigned.

UBS RELATIONSHIP FUNDS                        UBS RELATIONSHIP FUNDS


By:                                           By:
    ------------------------------                ------------------------------
    Name:  Paul H. Schubert                       Name:  David M. Goldenberg
    Title: Treasurer and Principal                Title: Vice President and
           Accounting Officer                            Secretary


UBS GLOBAL ASSET MANAGEMENT                   UBS GLOBAL ASSET MANAGEMENT
(AMERICAS) INC.                               (AMERICAS) INC.


By:                                           By:
    ------------------------------                ------------------------------
    Name:  Robert P. Wolfangel                    Name:  Amy R. Doberman
    Title: Chief Financial Officer                Title: Assistant Secretary
                                                         and Chief Legal Officer